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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the use in this Registration Statement on Form S-4 of our reports, dated January 15, 1997 and February 28, 1998, relating to the financial statements of Tri-State Systems, Inc., which appear in the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                 /s/  SMITH & RADIGAN

                                          --------------------------------------
                                                 Smith & Radigan, L.L.C.

Atlanta, Georgia

October 29, 1998